UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2007

                              Analog Devices, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                     1-7819                    04-2348234
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 (State or Other Juris-              (Commission                (IRS Employer
diction of Incorporation             File Number)            Identification No.)

      One Technology Way, Norwood, MA                               02062
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  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (781) 329-4700


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement

     On September 9, 2007, Analog Devices, Inc. ("Analog") entered into a Purchase and Sale Agreement with MediaTek Inc. ("MediaTek") pursuant to which Analog agreed to sell or license to MediaTek the assets related to its Othello(R) radio and SoftFone(R) baseband chipset product lines, as well as certain cellular handset baseband support operations (the "Business"), for approximately $350 million in cash. The Purchase and Sale Agreement contains customary representations and warranties, covenants, conditions and post-closing indemnities. Following the closing of the transaction, Analog shall be subject to certain non-competition covenants related to the activities of the Business for a four-year period.

     The transaction will also include the license by Analog to MediaTek of certain technology and intellectual property rights related to the Business, subject to certain field of use restrictions related to the activities of the Business. In addition, Analog will receive a license back of the technology and intellectual property to be sold to MediaTek, subject to certain restrictions on use related to the activities of the Business for a seven-year period.

     Analog has also agreed to provide MediaTek with various transition services following the closing of the transaction.

     The closing of the transaction is subject to the satisfaction of regulatory requirements, the receipt of necessary consents, the execution by MediaTek of certain license agreements and other closing conditions. Tax assessments and additional closing costs will reduce the net amount of proceeds received by Analog from the transaction.

     A copy of the press release issued by Analog on September 10, 2007 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

Exhibit No.         Description
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99.1                Press Release of the Registrant, dated September 10, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ANALOG DEVICES, INC.
Date: September 13, 2007
                                              By: /s/ Margaret K. Seif
                                                  --------------------
                                              Margaret K. Seif
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of the Registrant, dated September 10, 2007.